UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): August 11, 2000

                          Commission file number 1-5270

                              SOFTNET SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
--------------------------------------------------------------------------------
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (415) 365-2500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 5.  Other Events

            On August 11, 2000, the Company released its earnings for the third fiscal quarter ended June 30, 2000. A copy of the press release issued by the Company on August 11, 2000 concerning the foregoing earnings release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

            On August 14, 2000, the Company announced that Ian Aaron resigned as an officer and director of the Company. A copy of the press release issued by the Company on August 14, 2000 concerning the foregoing resignation is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

            On August 16, 2000, the Company announced a stock buy-back program. A copy of the press release issued by the Company on August 16, 2000 concerning the foregoing stock buy-back program is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits. The following document is filed as an exhibit to this report:

          1.   Exhibit 99.1 - Press Release dated August 11, 2000.

          2.   Exhibit 99.2 - Press Release dated August 14, 2000.

          3.   Exhibit 99.3 - Press Release dated August 16, 2000.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SoftNet Systems, Inc.
                                                 -------------------------
                                                 (Registrant)

Date:  August 25, 2000                           By: /s/ Lawrence B. Brilliant
                                                 ------------------------
                                                 Lawrence B. Brilliant

                                                 Chairman of the Board and
                                                 Chief Executive Officer

                              SoftNet Systems, Inc.

                                  Exhibit Index

                                   to Form 8-K

             Exhibit No.             Description

                      99.1           Press Release dated August 11, 2000.
                      99.2           Press Release dated August 14, 2000.
                      99.3           Press Release dated August 16, 2000.